                    Supplement Dated January 28, 2000 to the
                       Prospectus Dated February 19, 1999

                               -----------------

                               NUVEEN INCOME FUND

                          Nuveen Investment Trust III

                               -----------------

  As of January 28, 2000, the following changes supplement and amend the infor-mation contained in the Prospectus for the fund dated February 19, 1999.

A.How the Fund Has Performed

 The chart and table below illustrate annual fund and index returns for the calendar year ended December 31, 1999. This information gives some indica-tion of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and an index of funds with similar investment objectives.

 Total Returns

[BAR CHART       From its inception on November 30, 1998 through December
 APPEARS HERE]   31, 1999, the fund's highest and lowest quarterly returns
                 were .72% and (.86)%, respectively, for the quarters ending
1999 RESULTS=    September 30, 1999 and March 31, 1999. The bar chart and
  -0.65%         highest/lowest quarterly returns do not reflect sales
                 charges, which would reduce returns, while the average an-nual return table does. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                        Average Annual Total Returns for
                   the Calendar Year Ended December 31, 1999

                                                                          Life
                                                                           of
                                                                 1 Year   Fund
                                                                 ------  ------
      Class A................................................... (5.37)% (4.31)%
      Class B................................................... (5.09)% (4.08)%
      Class C................................................... (1.35)% (0.62)%
      Class R................................................... (0.35)%  0.39%
      LB Market Index/1......................................./. (0.82)% (0.49)%
      Lipper Peer Group/1...................................../. (0.98)% (0.51)%

[graph]
--------
  1. LB Market Index returns reflect the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of a broad range of U.S. investment grade bonds, including government and corporate securi-ties, agency mortgage pass-through securities, and asset backed securi-ties. Lipper Peer Group returns reflect the performance of the Lipper Intermediate Investment Grade Debt Funds, a managed index that repre-sents the average annualized returns of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. LB Market In-dex and Lipper Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

B.What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

      Share Class                                        A       B     C   R/3/
      -----------                                     -------- ----- ----- ----
      Maximum Sales Charge Imposed on Purchases...... 4.75%/4/  None  None None
      Maximum Sales Charge Imposed on Reinvested
       Dividends.....................................     None  None  None None
      Exchange Fees..................................     None  None  None None
      Deferred Sales Charge/5....................../.  None/4/ 5%/6/ 1%/7/ None

Annual Fund Operating Expenses

Paid From Fund Assets

      Share Class                                          A     B     C     R
      -----------                                        ----- ----- ----- -----
      Management Fees................................... 0.60% 0.60% 0.60% 0.60%
      12b-1 Distribution and Service Fees/8.........../. 0.25% 1.00% 1.00%  -- %
      Other Expenses.................................... 1.04% 1.03% 1.03% 1.12%
                                                         ----- ----- ----- -----
      Total Operating Expenses--Gross................... 1.89% 2.63% 2.63% 1.72%
                                                         ----- ----- ----- -----
      Expense Waiver/Reimbursements..................... 0.84% 0.83% 0.83% 0.92%
      Total Operating Expenses--Net/9................./. 1.05% 1.80% 1.80% 0.80%
                                                         ----- ----- ----- -----

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                Redemption                 No Redemption
                        --------------------------- ---------------------------
      Share Class         A      B      C      R      A      B      C      R
      -----------       ------ ------ ------ ------ ------ ------ ------ ------
      1 Year........... $  658 $  658 $  266 $  175 $  658 $  266 $  266 $  175
      3 Years.......... $1,041 $1,127 $  817 $  542 $1,041 $  817 $  817 $  542
      5 Years.......... $1,448 $1,504 $1,395 $  933 $1,448 $1,395 $1,395 $  933
      10 Years......... $2,581 $2,784 $2,964 $2,030 $2,581 $2,784 $2,964 $2,030

--------

  2. As a percent of offering price unless otherwise noted. Authorized deal-ers and other firms may charge additional fees for shareholder transac-tions or for advisory services. Please see their materials for details.

  3. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares" in the Prospectus.

  4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares" in the Pro-spectus.

  5. As a percentage of lesser of purchase price or redemption proceeds.

  6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

  7. Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

  8. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

  9. The adviser, pursuant to a contractual arrangement, will waive fees and reimburse expenses through July 31, 2000 in order to prevent "Total Op-erating Expenses" (excluding any distribution or service fees and ex-traordinary expenses) from exceeding .80% of the average daily net as-sets of any class of fund shares.

C.Management

1.The following paragraph replaces the second paragraph in the "Who Manages the Fund" section of the Prospectus on page 4 of the Prospectus:

"Nuveen Institutional Advisory Corp. ("NIAC"), 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund. NIAC manages the fund using a team of analysts and portfolio man-agers that focus on a specific group of funds. Edward F. Neild and Richard A. Huber, the fund's portfolio managers since inception, provide daily oversight for, and execution of, the fund's investment activities. Mr. Neild is Managing Director, Nuveen Investment Advisory Services, and has overall supervisory re-sponsibility for Nuveen's investment management activities. A Chartered Finan-cial Analyst, Mr. Neild is a Vice President of NIAC and has been a Vice Presi-dent of the fund since its inception. Mr Neild currently manages three Nuveen-sponsored investment companies. Mr. Huber is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial. Mr. Huber cur-rently manages investments for six Nuveen-sponsored investment companies."

2.The fund paid management fees equal to .60%, as a percentage of average net assets, to NIAC for the fiscal year ended September 30, 1999.

D.How You Can Buy and Sell Shares

1.The fund no longer accepts third party checks for the purchase of shares by mail.

2.The fund generally pays redemption proceeds in cash when shares are sold (re-deemed). Under unusual conditions that make cash payments unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay bro-kerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale.

3.The fund's investment minimums may be lower than $50 for accounts opened through certain fee-based programs.

4.Investors reinvesting Nuveen Exchange-Traded Fund distributions may purchase Class A shares of the fund without an up-front sales charge. Please see the Statement of Additional Information for detailed program descriptions and eli-gibility requirements.

5.Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In addi-tion, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstanc-es, Nuveen also will share with authorized dealers up to half the costs of ad-vertising that features the products and services of both parties. The State-ment of Additional Information contains further information about these pro-grams.

6.Telephone redemptions may not exceed $50,000.

7.If you are selling shares purchased recently with a check, you will not re-ceive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date.

8.Your financial adviser is paid for ongoing investment advice and services to you either from fund sales charges providing and fees or by charging you a sep-arate fee in lieu of a sales charge. Nuveen retains any up-front sales charge, service fee or distribution fees on accounts with no authorized dealer of rec-ord.

9.You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

  The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

E.Financial Highlights

The following financial highlights table supplements the information contained in the Prospectus dated February 19, 1999 and is intended to help you under-stand the fund's financial performance. The information contained in the table is as of September 30, 1999, the fund's fiscal year end. Certain information included reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distri-butions). This information has been audited by Arthur Andersen LLP, whose re-port, along with the fund's financial statements, are included in the annual report, which is available upon request.

Nuveen Income Fund

 Class (Inception
      Date)                     Investment Operations        Less Distributions
 ----------------            ---------------------------  -------------------------
                                               Net
                                          Realized
                                               and                                   Ending
                   Beginning        Net Unrealized               Net                    Net
Year Ended         Net Asset Investment Investment        Investment Capital          Asset     Total
September 30,          Value     Income Gain(Loss) Total      Income   Gains  Total   Value Return(a)
-------------      --------- ---------- ---------- -----  ---------- ------- ------  ------ ---------
Class A (11/98)
 1999 (c)........   $20.00     $1.02     $(1.03)   $(.01)   $ (.99)    $--   $ (.99) $19.00   (.04)%
Class B (11/98)
 1999 (c)........    20.00       .90      (1.03)    (.13)     (.87)     --     (.87)  19.00   (.68)
Class C (11/98)
 1999 (c)........    20.00       .90      (1.02)    (.12)     (.87)     --     (.87)  19.01   (.62)
Class R (11/98)
 1999 (c)........    20.00      1.06      (1.02)     .04     (1.03)     --    (1.03)  19.01    .21
 Class (Inception
      Date)                Ratios/Supplemental Data
 ----------------  ----------------------------------------
                            Ratio of Ratio of Net
                   Ending   Expenses   Investment
                      Net to Average    Income to Portfolio
Year Ended         Assets        Net  Average Net  Turnover
September 30,       (000)  Assets(b)    Assets(b)      Rate
-------------      ------ ---------- ------------ ---------
Class A (11/98)
 1999 (c)........  $1,370    1.09%*      6.39%*       76%
Class B (11/98)
 1999 (c)........   4,108    1.83*       5.64*       76
Class C (11/98)
 1999 (c)........   1,119    1.83*       5.65*       76
Class R (11/98)
 1999 (c)........   9,627     .83*       6.49*        76

--------
*Annualized.
(a) Total returns are calculated on net asset value without any sales charges and are not annualized.
(b) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 1999 are 1.05%*, 1.80%*, 1.80%* and .80%* for classes A, B,
    C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 1999 are 6.42%*, 5.67%*, 5.69%* and 6.53%* for classes A,
    B, C and R, respectively.
(c) For the period November 30, 1998 (commencement of operations) through Sep-tember 30, 1999.

F.Additional Fund Information

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Call Nuveen at (800) 257-8787 for shareholder inquiries or to request a free copy of the annual or semi-annual reports, the fund's Statement of Addi-tion Information or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securi-ties and Exchange Commission ("SEC"). Fund information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are avail-able on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE
                                                              VGN-S-IF-PRO 1-00

                                                   February 19, 1999 Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds


Nuveen Income Fund



(PHOTO APPEARS HERE)



For investors seeking
attractive
current income
and capital preservation.


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Fund

This section provides you with an overview of the fund including investment objectives and portfolio holdings.



Introduction                                                                1
 ..............................................................................
Nuveen Income Fund                                                          2
 ..............................................................................

Section 2   How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                        4
 ..............................................................................
Management Fees                                                             5
 ..............................................................................
What Securities We Invest In                                                5
 ..............................................................................
How We Select Investments                                                   6
 ..............................................................................
What the Risks Are                                                          7
 ..............................................................................
How We Manage Risk                                                          8
 ..............................................................................

Section 3   How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                 9
 ..............................................................................
How to Reduce Your Sales Charge                                            11
 ..............................................................................
How to Buy Shares                                                          11
 ..............................................................................
Systematic Investing                                                       12
 ..............................................................................
Systematic Withdrawal                                                      13
 ..............................................................................
Special Services                                                           13
 ..............................................................................
How to Sell Shares                                                         14
 ..............................................................................

Section 4   General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                    16
 ..............................................................................
Distribution and Service Plan                                              17
 ..............................................................................
Net Asset Value                                                            18
 ..............................................................................
Fund Service Providers                                                     18
 ..............................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                 February 19, 1999


Section 1  The Fund

                               Nuveen Income Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Current Income and Capital Preservation

Many individuals investing for their future seek to build capital while retaining a measure of capital protection. An effective way of pursuing this goal is through a portfolio allocation of investment grade bonds which can provide a consistent income stream and capital appreciation potential. Bonds also can be added to stock portfolios as a way of diversifying and moderating risk.

Investors seeking income, growth of income and capital and capital preservation should consider the Nuveen Income Fund for their portfolio. The fund invests primarily in intermediate-term, investment grade bonds with attractive current yields and future appreciation potential.


   NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

                                                          Section 1  The Fund  1

Nuveen Income Fund


Fund Overview

Investment Objective

The fund seeks to provide over time attractive current income and capital preservation.

How the Fund Pursues Its Objective

The fund purchases primarily bonds with intermediate effective maturities that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies, or in non-rated bonds if the fund's investment adviser judges them to be of comparable quality. We may also buy non-investment grade bonds and dollar-denominated bonds of foreign issuers, subject to certain limitations.

We use a value-oriented strategy and look for higher-yielding and undervalued bonds that offer the potential for above-average total returns.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing prices of bonds in the fund to fall. Credit risk is the risk that an issuer of a bond in the fund will default or be unable to pay principal and interest; lower rated bonds generally carry greater credit risk. The fund's limited investments in dollar-denominated foreign bonds are subject to the economic and financial risks of foreign markets, which could reduce prices, increase volatility or reduce liquidity. As with any mutual fund investment, loss of money is a risk of investing.

We seek to reduce risk by limiting effective maturities, buying quality bonds and diversifying the fund's investment portfolio geographically as well as across different industry sectors.

Is This Fund Right for You?

The fund may be appropriate for you if you are seeking to:

 .  Earn regular monthly dividends;
 .  Preserve investment capital over time;
 .  Complement a portfolio of equity investments.

You should not invest in this fund if you are seeking to:

 .  Pursue a growth investment strategy;
 .  Avoid share price fluctuation.


The Benefits of Bond Funds

Bond funds often make sense as part of a long-term investment plan. Bond funds can offer investors the potential for:

 . Regular Income--Bond funds can provide a source of regular income to help cover ordinary living expenses.

 . Capital Preservation--The greater stability of bonds compared to stocks over time can help investors preserve capital and maintain their standard of living.

 . Diversification--For investors who also own stocks, bond funds can help moderate overall portfolio risk by adding an element of diversification and greater stability.


2  Section 1   The Fund

What are the Costs of Investing?

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                              A       B      C     R/2/
-------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                           4.75%/3/ None   None   None
 ...................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                  None   None   None   None
 ...................................................................
Exchange Fees                            None   None   None   None
 ...................................................................
Deferred Sales Charge/4/                None/3/ 5%/5/  1%/6/  None
 ...................................................................

Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                 A      B     C      R
-------------------------------------------------------------------
Management Fees                           .60%   .60%   .60%   .60%
 ...................................................................
12b-1 Distribution and Service Fees       .25%  1.00%  1.00%    --%
 ...................................................................
Other Expenses                            .80%   .80%   .80%   .80%
-------------------------------------------------------------------
Total Operating Expenses--Gross          1.65%  2.40%  2.40%  1.40%
 ...................................................................
Expense Waiver/Reimbursements             .60%   .60%   .60%   .60%
 ...................................................................
Total Operating Expenses--Net            1.05%  1.80%  1.80%   .80%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                      Redemption             No Redemption
 Share Class    A      B      C     R     A     B     C     R
---------------------------------------------------------------
1 Year         $635  $  636  $243  $143  $635  $243  $243  $143
 ...............................................................
3 Years        $971  $1,060  $748  $443  $971  $748  $748  $443
 ...............................................................


How the Fund Is Invested (as of 12/31/98)

Portfolio Statistics

Weighted Average Maturity    10.9 years
 .......................................
Weighted Average Duration     6.3 years
 .......................................
Weighted Average Credit Quality      A+
 .......................................
Number of Issues                     19
 .......................................

Credit Quality

AAA                                 38%
 .......................................
AA                                  12%
 .......................................
A                                   19%
 .......................................
BBB                                 27%
 .......................................
NR/Other                             4%
 .......................................


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Basic Materials           5%
Utilities                18%
Consumer Cyclicals       20%
Other                     8%
Financials               21%
U.S. Guaranteed          28%

1. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R Shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4. As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6. Class C shares redeemed within one year of purchase bear a 1% CDSC.

7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The percentages shown are based on estimated amounts for the current fiscal year. The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of fund shares. The table does not reflect organization expenses which will be reimbursed by the adviser.

                                                        Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the fund. In this capacity, NIAC is responsible for the selection and on-going monitoring of the securities in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated (Nuveen). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

Overall investment management strategy and operating policies for the fund are set by Nuveen's Investment Management Committee. The Investment Management Committee is comprised of several principal executive and investment officers of John Nuveen & Co. Incorporated and NIAC. Day to day investment operations and execution of specific investment strategies is the responsibility of NIAC. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Edward F. Neild and Richard A. Huber, the fund's portfolio managers, will provide daily oversight for, and execution of, the fund's investment activities. Mr. Neild is Managing Director, Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment management activities. A Chartered Financial Analyst, Mr. Neild is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial. Mr. Huber currently manages investments for six Nuveen-sponsored investment companies.

4  Section 2   How We Manage Your Money

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


Average Daily Net Asset Value                                   Fund Fee
 ........................................................................
For the first $125 million                                       0.6000%
 ........................................................................
For the next $125 million                                        0.5875%
 ........................................................................
For the next $250 million                                        0.5750%
 ........................................................................
For the next $500 million                                        0.5625%
 ........................................................................
For the next $1 billion                                          0.5500%
 ........................................................................
For assets over $2 billion                                       0.5250%
 ........................................................................

The fund also pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Securities We Invest In

Taxable Bonds

The fund invests primarily (at least 65% of its net assets) in a diversified portfolio of domestic investment grade quality bonds of varying maturities. Investment grade quality bonds are fixed income securities that at the time of purchase either are rated in the four highest (investment grade) categories by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc., or are unrated, but judged investment grade by NIAC. Fixed-income securities include U.S. and foreign government bonds (including obligations of their agencies and instrumentalities), corporate bonds (other than convertible bonds), mortgage- and asset-backed securities, loan participations, and comparable instruments. Fixed-income securities may have a fixed, variable, or floating rate of interest.

The fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are either rated B or higher by at least one of the national rating agencies or unrated, but judged to be comparable in quality by NIAC; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high-risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

The fund will limit investment in securities of foreign issuers to 20% of its net assets, and will invest only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's Investors Service, Standard & Poor's, Duff & Phelp's or Fitch IBCA, Inc. or (ii) is a member of the Organization for Economic Cooperation and Development (OECD). The OECD consists of 29 countries sharing the principles of the market economy, pluralist democracy and human rights. The OECD is composed of industrialized nations, mostly from Europe and North America.


                                          Section 2  How We Manage Your Money  5

Short-term Investments

Under normal market conditions, the fund may invest up to 20% of its total assets in short-term, high quality fixed-income securities and cash equivalents. These securities include U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated A-1 or higher by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by Duff & Phelps or Fitch 2 or higher by Fitch, repurchase agreements with respect to U.S. government obligations, and similar fixed-income securities with remaining maturities of one year or less. (See "How We Manage Risk--Hedging and Other Defensive Investment Strategies.") For more information on eligible short-term investments, see the Statement of Additional Information.

Portfolio Maturity

The fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, adjustable coupons, or a prepayment schedule or expected prepayment rates, but not call provisions) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond.

How We Select Investments

NIAC follows a value-driven investment process to select bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of research analysts who review the bonds available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the bond markets. We seek to identify bonds with favorable characteristics we believe are not yet recognized by the market. An example would be a bond in a strengthening industry sector or a bond with improving credit quality, in each case providing an expected favorable impact on future performance. We then select those higher-yielding and undervalued bonds that we believe represent the most attractive values.

Portfolio Turnover

The fund buys and sells portfolio bonds in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new bonds during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an



6  Section 2   How We Manage Your Money
element of risk because the value of the security to be purchased may decline before the settlement date.

The fund's investment objective may not be changed without shareholder approval. The above investment policies can be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Interest rate risk: Because the fund invests in bonds, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of the fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: The fund is subject to income risk. Income risk is the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The fund may invest up to 35% of its net assets in bonds that either are rated B or BB, or are unrated but judged to be comparable in quality by NIAC. In addition, Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Bonds of foreign issuers (which must be dollar-denominated and are limited to 20% of net assets) present risks beyond those of domestic securities. Such risks include political or economic instability and less publicly available information. Foreign bonds may be less liquid and have more price volatility than domestic bonds.



                                          Section 2  How We Manage Your Money  7

How We Manage Risk


In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

Investment Limitations
The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

 . 5% in securities in any one issuer (except for U.S. Government securities or for 25% of the fund's total assets);
 .  25% in any one industry (except U.S. government securities).

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies
The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average effective maturity of the fund's investment portfolio may fall below the defined range described under "What Securities We Invest In," and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, interest rate swaps, options on financial futures, or options based on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. The fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the fund's net assets. In addition, the fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments. The fund may not commit more than 25% of its assets to interest rate swaps.


8  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 . the amount of your purchase;

 . any current holdings of fund shares;

 . how long you expect to hold the shares;

 . the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:

                                                                                    Authorized Dealer
                                     Sales Charge as % of     Sales Charge as % of  Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested   Public Offering Price
Less than $50,000                             4.75%                  4.96%                  4.25%
 ..........................................................................................................
$50,000 but less than $100,000                4.50%                  4.71%                  4.00%
 ..........................................................................................................
$100,000 but less than $250,000               3.50%                  3.63%                  3.00%
 ..........................................................................................................
$250,000 but less than $500,000               2.50%                  2.56%                  2.00%
 ..........................................................................................................
$500,000 but less than $1,000,000             2.00%                  2.04%                  1.75%
 ..........................................................................................................
$1,000,000 and over                            --*                    --                    .75%*
 ..........................................................................................................

* You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of .75% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of .75% of either

                                   Section 3  How You Can Buy and Sell Shares  9
your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase  0-1  1-2  2-3  3-4  4-5  5-6

CDSC                  5%   4%   4%   3%   2%   1%
 ................................................................................
Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

10  Section 3  How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge      Class A Sales Charge        Class R Eligibility
Reductions                Waivers

* Rights of Accumulation  * Nuveen Defined Portfolio  * Certain employees and
                            reinvestment                directors of Nuveen or
* Letter of intent                                      employees of authorized
                          * Retirement plans            dealers
* Group purchase
                          * Certain employees and     * Bank trust departments
                            directors of Nuveen or
                            employees of authorized
                            dealers

                          * Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $500 for accounts opened through certain fee based programs; and $50 through systematic investment plan accounts) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing

                                  Section 3  How You Can Buy and Sell Shares  11
investment advice and services. If you do not have a financial adviser, call
(800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 5%, 6% or 7% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[CHART APPEARS HERE]

Year                  Invested Principal          Compounded 5%         Compounded 6%          Compounded 7%
---                  -------------------          -------------         -------------          -------------
  0                                3,000                  3,013                 3,015                  3,018
  1                                4,100                  4,281                 4,319                  4,356
  2                                5,300                  5,733                 5,825                  5,918
  3                                6,500                  7,260                 7,424                  7,592
  4                                7,700                  8,864                 9,121                  9,387
  5                                8,900                 10,551                10,924                 11,312
  6                               10,100                 12,323                12,837                 13,376
  7                               11,300                 14,187                14,869                 15,590
  8                               12,500                 16,146                17,025                 17,963
  9                               13,700                 18,205                19,315                 20,508
 10                               14,900                 20,369                21,746                 23,237
 11                               16,100                 22,644                24,327                 26,164
 12                               17,300                 25,036                27,067                 29,302
 13                               18,500                 27,550                29,976                 32,666
 14                               19,700                 30,192                33,065                 36,274
 15                               20,900                 32,970                36,344                 40,143
 16                               22,100                 35,890                39,826                 44,292
 17                               23,300                 38,959                43,522                 48,740
 18                               24,500                 42,185                47,446                 53,510
 19                               25,700                 45,577                51,612                 58,624
 20                               26,900                 49,141                56,035                 64,109

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

12  Section 3  How You Can Buy and Sell Shares

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your

Section  3  How You Can Buy and Sell Shares  13
holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct/SM/

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a Systematic Investment Plan. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the fund's transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.




14  Section 3   How You Can Buy and Sell Shares

An Important Note About
Involuntary Redemption

From time to time, the fund
may establish minimum
account size requirements.
The fund reserves the right to
liquidate your account upon
30 days' written notice if the
value of your account falls
below an established
minimum.  The fund presently
has set a minimum balance of
$100 unless you have an
active Nuveen Defined
Portfolio reinvestment
account.  You will not be
assessed a CDSC on an
involuntary redemption.


By Mail
You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check is cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

                                 Section 3  How You Can Buy and Sell Shares  15

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes

The fund pays dividends monthly and any taxable capital gains once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, generally payable the first business day of the following month.

Payment and Reinvestment Options
The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting
The fund intends to make distributions that may be taxed as ordinary income or capital gains. Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. The fund will distribute in December any capital gains realized over the preceding year.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

16  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                              Section 4  General Information  17

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NIAC and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. NIAC and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

18  Section 4  General Information

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

   Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term


State Municipal Bond Funds

Arizona         Louisiana        North Carolina
California/1/   Maryland         Ohio
Colorado        Massachusetts/1/ Pennsylvania
Connecticut     Michigan         Tennessee
Florida         Missouri         Virginia
Georgia         New Jersey       Wisconsin
Kansas          New Mexico
Kentucky/2/     New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or for other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-09037.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com                                                EPR-IF-NA 2-99

Statement of Additional Information
January 28, 2000
Nuveen Investment Trust III
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INCOME FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated ("Nuveen"), or from the Nuveen Income Fund (the "Fund"), by written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186 or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with the Prospectus for the Fund. The Prospectus for the Fund is dated February 19, 1999 and supplemented on January 28, 2000.

Table of Contents                                                         Page
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General Information                                                        B-2
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Investment Policies and Restrictions                                       B-2
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Investment Policies and Techniques                                         B-4
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Management                                                                B-25
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Fund Manager                                                              B-30
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Portfolio Transactions                                                    B-31
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Net Asset Value                                                           B-32
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Tax Matters                                                               B-33
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Performance Information                                                   B-37
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Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-40
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Distribution and Service Plan                                             B-53
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Independent Public Accountants, Custodian and Transfer Agent              B-54
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Financial Information                                                     B-55
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General Trust Information                                                 B-55
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Appendix A--Ratings of Investments                                         A-1
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The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The An-nual Report accompanies this Statement of Additional Information.

                              GENERAL INFORMATION

Nuveen Income Fund, is an open-end diversified management investment company organized as a series of the Nuveen Investment Trust III (the "Trust"). The Trust is an open-end management investment company organized as a Massachusetts business trust on August 20, 1998. The Fund is currently the only outstanding series of the Trust.

Certain matters under the Investment Company Act of 1940, which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless ap-proved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, obtaining short-term credits as are necessary for the clearance of transactions, engaging in de-layed-delivery transactions, or purchasing certain futures and options), pro-vided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other in-struments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a viola-tion of that restriction.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

(5) Purchase securities of companies for the purpose of exercising control.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

Investment in Fixed-Income Securities

As described in the Prospectus, the Fund invests primarily in a diversified portfolio of investment grade quality, fixed-income securities of varying matu-rities. Investment grade quality bonds are fixed income securities which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard & Poor's Corporation ("S&P"), by Fitch IBCA, Inc. ("Fitch"), or by Duff & Phelps Inc. ("D&P") or are unrated fixed-income securities which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), are of comparable quality to bonds rated within the four highest grades by Moody's, S&P, Fitch, or D&P. The Fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are rated B or BB (below investment grade) or in unrated secu-rities judged by NIAC to be of comparable quality; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated fixed-income securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's, S&P, D&P or Fitch or (ii) is a member of the Organization for Economic Coopera-tion and Development. Lastly, the Fund may invest in temporary investments as described below. See Appendix A for more information about ratings by Moody's, S&P, Fitch and D&P.

NIAC pursues a value oriented investment process for selecting securities by seeking to identify securities whose current yields, prices, credit quality and future prospects will provide, in NIAC's opinion, an attractive yield and fu-ture appreciation potential. Securities that are undervalued or that represent undervalued market sectors are securities that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Securities of particu-lar types or purposes may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of securities of the market sector for reasons that do not apply to the particular securities that are considered undervalued. The Fund's investment in undervalued securities will be based on NIAC's belief that their prices should ultimately reflect their true value. In seeking undervalued securities, the Fund may purchase underrated securities. Underrated securities are those whose ratings do not, in NIAC's opinion, reflect their true value. Such securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons.

In general, fixed-income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government secu-rities"); corporate debt securities (other than convertible securities) and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participa-tions; delayed funding loans and revolving credit facilities; bank certifi-cates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational en-tities; and similar instruments. Fixed income securities may have fixed, vari-able, or floating rates of interest. The Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The Fund may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests. Some of the fixed income securities in which the Fund may invest are described in further detail below.

Loan Participations
The Fund may invest in loan participations, which may have speculative charac-teristics, when the portfolio manager believes such investments offer the pos-sibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic re-gions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securi-ties may be reduced, deferred, suspended, or eliminated and may have the fur-ther consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the invest-ment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Fund's 15% restriction on investments in illiquid securities.

Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate of-fered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certifi-cate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior se-curities of the borrower. Although the loans generally are secured by specific collateral, the Fund may invest in loans which are not secured by any collat-eral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The
Fund is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

The loans in which the Fund will purchase participation interests generally are not rated by nationally recognized statistical rating organizations. Rat-ings of other securities issued by a borrower do not necessarily reflect ade-quately the relative quality of a borrower's loans. Therefore, although the portfolio manager may consider such ratings in determining whether to invest in a partic-ular loan, such ratings will not be the determinative factor in the portfolio manager's analysis.

The loans are not readily marketable and may be subject to restrictions on re-sale. Participation interests in the loans generally are not listed on any na-tional securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the portfolio manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Fund will have a contractual relation-ship only with the lender (typically an entity in the banking, finance or fi-nancial services industries), not with the borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan partici-pations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participa-tion. In the event of insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of such lender, and may not bene-fit from any set-off between such lender and the borrower.

Non-Investment Grade Debt Securities ("Junk Bonds")
The Fund may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are re-garded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities rat-ings.

(1) Effect of Interest Rates and Economic Changes. The junk bond market is rel-atively new and its growth has paralleled a long economic expansion. As a re-sult, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the mar-ket values of junk bond securities tend to reflect individual corporate devel-opments to a greater extent than do the market values of higher rated securi-ties, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic condi-tions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an eco-nomic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securi-ties, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in the reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower in-terest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to re-flect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a prelimi-nary indicator of investment quality. Investments in junk bonds will depend more upon NIAC's credit analysis than investments in investment grade debt se-curities. NIAC employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts, pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NIAC monitors the Fund's investments on an ongoing basis and carefully evaluates whether to dispose of or to retain junk bond se-curities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such secu-rities. Not all dealers maintain markets in all junk bond securities. As a re-sult, there is no established retail secondary market for many of these securi-ties. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an ad-verse impact on the market price of the security. The lack of a liquid second-ary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamen-tal analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Pass-Through Securities
The Fund may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Fund may invest are each described below.

(1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Na-tional Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corpo-ration (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mort-gages. Prepayments by borrowers on underlying obligations can alter the effec-tive maturity of these instruments.

(2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mort-gages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the im-pact of changing prepayment rates on these securities' effective maturities is magnified.

(3) "Commercial mortgage-backed securities" are backed by mortgages of commer-cial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans gen-erally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mort-gage loans. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the under-lying mortgage loans, including the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

(4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or partici-pations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' ef-fective maturities.

(5) Other Mortgage-Related Securities. The Fund may invest in real estate in-vestment conduits which are issued in portions or tranches with varying maturi-ties and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal pay-ments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments.

Inflation-Indexed Bonds
The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For ex-ample, in a period of falling inflation, principal value will be adjusted down-ward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for infla-tion) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other Considerations
Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legisla-tures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a re-sult of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its securities may be materi-ally affected.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. For further information, see "Cash Equivalents and Short-Term Investments" below.

Cash Equivalents and Short-Term Investments

Short-Term Fixed Income Securities
The Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term, high quality fixed-income securities having a maturity of one year or less. Short-term fixed income securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. govern-ment agency securities include securities issued by (a) the Federal Housing Ad-ministration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage As-sociation, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal Na-tional Mortgage Association, whose securities are supported by the discretion-ary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or in-strumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumen-talities do not guarantee the market value of their securities, and consequent-ly, the value of such securities may fluctuate. In addition, the Fund may in-vest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the ex-tent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal interna-tional lenders and the political constraints to which it may be subject.

(2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount de-posited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Bankers' acceptances which are short-term credit instruments used to fi-nance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultane-ously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repur-chase agreement provides that the Fund is entitled to sell the underlying col-lateral. If the value of the collateral declines after the agreement is en-tered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio man-ager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfo-lio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial paper, which are short-term unsecured promissory notes, includ-ing variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements be-tween the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the cor-poration's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay prin-cipal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch.

Duration and Portfolio Maturity

In administering the Fund's investments, the NIAC currently intends that the average portfolio duration of the Fund will normally vary within a three- to six-year time frame based upon NIAC's forecast for interest rates. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the av-erage time required to receive all cash flows associated with those debt secu-rities--representing payments of principal and interest--by considering the timing, frequency and amount of payment expected from each portfolio debt se-curity. The higher the duration, the greater the gains and losses when inter-est rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

NIAC may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, NIAC may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if NIAC intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt in-struments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the secu-rity give the issuer of the security the right to call the security prior to maturity. Second, NIAC may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if NIAC wants to lengthen the duration of the Fund's bond position, it could pur-chase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, NIAC may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

Weighted average maturity is another indicator of potential volatility used by NIAC with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

The Fund buys bonds with different maturities in pursuit of its investment ob-jective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, an adjustable coupon, or a prepayment schedule or expected prepayment rate, but not a call provision) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise compa-rable bond. For example, a mortgage-backed security with a 30-year stated matu-rity but structured to have an expected maturity of 7 years will generally ex-perience price changes due to market interest rate movements similar to an or-dinary bond with a 7-year maturity. Consequently, the Fund portfolio's average stated maturity could be significantly longer than 10 years but, because its average effective maturity will be less than 10 years, Fund shares should under normal market conditions experience price volatility similar to an ordinary bond with a stated maturity of less than 10 years. It is possible that, if mar-ket interest rates were to rise rapidly and substantially, the Fund will expe-rience somewhat more volatility than a bond with a stated maturity of less than 10 years.

The policy of having a weighted average portfolio effective maturity of 5 to 10 years will not limit the effective maturity of any particular bond, and one or more portfolio bonds may have effective maturities less than 5 years or greater than 10 years so long as the weighted average effective maturity remains be-tween 5 and 10 years.

The average effective maturity policy will apply at all times, even though changes to the average effective maturity may result from market changes inde-pendent of any portfolio changes. For example, if the average effective maturity rises above 10 years not because of portfolio changes but rather because market changes have lengthened the effective maturi-ties of certain bonds in the portfolio, the adviser will promptly adjust the portfolio to bring the average below 10 years. The average effective maturity may occasionally fall below 5 years during a temporary defensive period in re-sponse to adverse market conditions, or because cash on hand awaiting invest-ment in long-term bonds is invested in short-term securities which tend to lower the portfolio's overall average effective maturity.

Hedging Strategies

General Description of Hedging Strategies
The Fund may engage in hedging activities. NIAC may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (some-times referred to as "futures"), interest rate swaps, forward contracts, and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the invest-ments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securi-ties or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to in-vest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Ex-change Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, the Fund will not enter into futures con-tracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Options
The Fund may use options for any lawful purpose consistent with its respective investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exer-cise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as debt securities, commodities, and indices of debt securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exer-cisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the pre-mium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the se-curity at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options writ-ten by the Fund would be considered illiquid to the extent described under "Other Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exer-cise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the histori-cal price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relation-ship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a clos-ing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expira-tion.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the ex-change on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are con-tracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guaran-tee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exer-cise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected bene-fit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed op-tions depends upon the existence on a liquid market for such instruments. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assur-ance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter par-ty, or by a transaction in the secondary market if any such market exists. Al-though the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no as-surance that the Fund will in fact be able to close out OTC options at favora-ble prices prior to expiration. In the event of insolvency of the counter par-ty, the Fund may be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transac-tion for an option it had purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The Fund also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation be-tween the options and securities markets may detract from the effectiveness of attempted hedging. For instance, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an in-dex, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indexes. It is also possible that there may be a negative correlation between the index and the Fund's se-curities which would result in a loss on both such securities and the options on indexes acquired by the Fund. The purchase of index options also involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the pro-ceeds of the sale.

If the Fund writes options, or purchases puts that are subject to the loss de-ferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax pur-poses in accordance with the 60%/40% rule discussed above even though the po-sition has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a desig-nation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the securities markets, in order to establish more definitely the effective return on securities held or intended to be ac-quired by the Fund, to manage risk or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in the prices of securities and purchases of Futures as an offset against the effect of expected increases in the prices of securities. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures ex-changes and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In comput-ing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Interest Rate Swaps
The Fund may also utilize interest rate swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with re-spect to more than 25% of its total assets. The Fund will segregate liquid as-sets of any type of any grade to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strat-egies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securi-ties or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's se-curities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are delivera-ble upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, howev-er, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NIAC's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information see "Futures Con-tracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures con-tracts might not correlate perfectly with movements in the prices of the in-vestments being hedged. For example, all participants in the futures and op-tions on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts po-sitions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participa-tion also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such se-curities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described in the sections that follow.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated in-struments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that their respective portfo-lio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If the Fund is unable to close out its po-sitions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. The Fund's ability to sell or close out a position in an instru-ment prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willing-ness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in ex-change for downside protection, the party taking the risk is looking for a pos-itive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploit-ing various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC deriva-tives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instru-ments.

Other Investment Policies and Techniques

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid and repur-chase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has dele-gated to NIAC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibil-ity for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time nor-mally needed to dispose of the security, and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Dollar Roll Transactions
The Fund may enter into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

When-Issued Securities
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by the Fund to the issuer and no in-terest is accrued on debt securities or dividend income is earned on equity se-curities. Forward commitments involve a risk of loss if the value of the secu-rity to be purchased declines prior to the settlement date. Such risk is in ad-dition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued ba-sis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the secu-rities held in the separate account (described above), sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Foreign Securities
The Fund may invest up to 20% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less pub-licly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; currency exchange rate fluctuations; withholding taxes on dividends and inter-est; less extensive regulation of foreign brokers, securities markets and is-suers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Fund expects annual portfolio turnover to be relatively low in order to reduce trading costs and realization of taxable capital gains. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased bro-kerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is six, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and five of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

---------------------------------------------------------------------------------------------
                            Date of           Position and             Principal Occupations
      Name and Address       Birth         Offices with Trust         During Past Five Years
---------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   3/28/49  Chairman, President and Trustee Chairman (since July
 333 West Wacker Drive                                               1996) and Director,
 Chicago, IL 60606                                                   formerly Executive Vice
                                                                     President, of The John
                                                                     Nuveen Company (from
                                                                     March 1992 to July 1996)
                                                                     and of John Nuveen & Co.
                                                                     Incorporated; Director
                                                                     and Chairman (since July
                                                                     1996), formerly
                                                                     Executive Vice President
                                                                     (from May 1994 to July
                                                                     1996) of Nuveen
                                                                     Institutional Advisory
                                                                     Corp. and Nuveen
                                                                     Advisory Corp.; Chairman
                                                                     and Director (since
                                                                     January 1997) of Nuveen
                                                                     Asset Management, Inc.;
                                                                     Director (since 1996) of
                                                                     Institutional Capital
                                                                     Corporation; Chairman
                                                                     and Director of
                                                                     Rittenhouse Financial
                                                                     Services Inc. (since
                                                                     1999); Chief Executive
                                                                     Officer (since September
                                                                     1999) of Nuveen Senior
                                                                     Loan Asset Management
                                                                     Inc.

---------------------------------------------------------------------------------------------
 James E. Bacon             2/27/31  Trustee                         Business consultant;
 114 W. 4th St.                                                      retired.
 New York, NY 10036

---------------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                         President, The Hall-
 115 Third Street, S.E.                                              Perrine Foundation, a
 Cedar Rapids, IA 52401                                              private philanthropic
                                                                     corporation (since
                                                                     1996); formerly
                                                                     President and Chief
                                                                     Operating Officer, SCI
                                                                     Financial Group, Inc., a
                                                                     regional financial
                                                                     services firm.

---------------------------------------------------------------------------------------------
 William L. Kissick         7/29/32  Trustee                         Professor, School of
 University of Pennsylvania                                          Medicine and the Wharton
 224 NEB/2L                                                          School of Management and
 Philadelphia, PA 19104                                              Chairman, Leonard Davis
                                                                     Institute of Health
                                                                     Economics, University of
                                                                     Pennsylvania.

---------------------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31 Trustee                         Retired, previously Vice
 412 W. Franklin                                                     President in charge of
 Wheaton, IL 60187                                                   Municipal Underwriting
                                                                     and Dealer Sales at The
                                                                     Northern Trust Company.

---------------------------------------------------------------------------------------------
 Sheila W. Wellington       2/24/32  Trustee                         President (since 1993)
 250 Park Avenue                                                     of Catalyst (a not-for-
 New York, NY 10003                                                  profit organization
                                                                     focusing on women's
                                                                     leadership development
                                                                     in business and the
                                                                     professions).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of          Position and            Principal Occupations
   Name and Address     Birth        Offices with Trust        During Past Five Years
--------------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Senior Vice President and     Senior Vice President
 333 West Wacker Drive          Assistant Secretary           (since May 1999),
 Chicago, IL 60606                                            formerly Vice President,
                                                              and General Counsel
                                                              (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company and John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President (since
                                                              September 1997) and
                                                              Secretary (since May
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.; Senior Vice
                                                              President and Secretary
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              prior thereto, Partner
                                                              in the law firm of
                                                              Kirkland & Ellis.

--------------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and Treasurer  Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (January
                                                              1999); prior thereto,
                                                              Assistant Vice President
                                                              (January 1997);
                                                              formerly, Associate of
                                                              John Nuveen & Co.
                                                              Incorporated; Chartered
                                                              Financial Analyst; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.

--------------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager
                                                              (since September 1991)
                                                              of Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995);
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Certified
                                                              Public Accountant; Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.
--------------------------------------------------------------------------------------

 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Richard A. Huber      3/26/63  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Institutional Advisory
 Chicago, IL 60606                                            Corp. (since March 1998)
                                                              and Nuveen Advisory
                                                              Corp. (since January
                                                              1997); prior thereto,
                                                              Vice President and
                                                              Portfolio Manager of
                                                              Flagship Financial.
--------------------------------------------------------------------------------------

 Steven J. Krupa       8/21/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.
 Chicago, IL 60606

---------------------------------------------------------------------------------
                         Date of      Position and         Principal Occupations
    Name and Address      Birth    Offices with Trust     During Past Five Years
---------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and      Vice President,
 333 West Wacker Drive           Assistant Secretary     Assistant Secretary and
 Chicago, IL 60606                                       Assistant General
                                                         Counsel of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.; Vice
                                                         President and Assistant
                                                         Secretary (since January
                                                         1997) of Nuveen Asset
                                                         Management, Inc.;
                                                         Assistant Secretary of
                                                         The John Nuveen Company;
                                                         Vice President and
                                                         Assistant Secretary
                                                         (since September 1999)
                                                         of Nuveen Senior Loan
                                                         Asset Management Inc.

---------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President          Vice President (since
 333 West Wacker Drive                                   September 1996),
 Chicago, IL 60606                                       previously Assistant
                                                         Vice President (since
                                                         December 1993) of Nuveen
                                                         Advisory Corp.,
                                                         Portfolio Manager prior
                                                         thereto; Vice President
                                                         (since September 1996),
                                                         previously Assistant
                                                         Vice President (since
                                                         May 1995) of Nuveen
                                                         Institutional Advisory
                                                         Corp., Portfolio Manager
                                                         prior thereto; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Steven S. Peterson      9/20/57 Vice President          Vice President (since
 333 West Wacker Drive                                   September 1997 of Nuveen
 Chicago, IL 60606                                       Advisory Corp.),
                                                         previously Assistant
                                                         Vice President (since
                                                         September 1996 of Nuveen
                                                         Advisory Corp.),
                                                         Portfolio Manager prior
                                                         thereto; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. and
 Chicago, IL 60606                                       Nuveen Institutional
                                                         Advisory Corp.;
                                                         Chartered Financial
                                                         Analyst.

---------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and      Vice President,
 333 West Wacker Drive           Secretary               Assistant Secretary and
 Chicago, IL 60606                                       Associate General
                                                         Counsel, previously
                                                         Assistant General
                                                         Counsel of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.;
                                                         Assistant Secretary of
                                                         The John Nuveen Company;
                                                         Vice President and
                                                         Assistant Secretary
                                                         (since September 1999)
                                                         of Nuveen Senior Loan
                                                         Asset Management Inc.;
                                                         Chartered Financial
                                                         Analyst.

--------------------------------------------------------------------------------

Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which may meet between regular meetings of the Board of Trustees, is authorized to exer-cise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of thirteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Manage-ment Inc. ("NSLAM") None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, NSLAM, Nuveen or their af-filiates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 91 Nuveen open-end and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended September 30, 1999, and the total compensation that the Nuveen Funds paid to such trustees during the one year period ended September 30, 1999. The Trust has no retirement or pension plans. The officers and the trustee affili-ated with Nuveen serve without any compensation from the Trust.

                                       Aggregate         Total Compensation
                                      Compensation       From Trust and Fund
        Name of Trustee             from the Fund(1) Complex Paid to Trustees(2)
        --------------------------- ---------------- ---------------------------
        James E. Bacon.............       $215                 $41,250
        Jack B. Evans..............       $140                 $34,250
        William L. Kissick.........       $215                 $41,250
        Thomas E. Leafstrand.......       $329                 $45,450
        Sheila W. Wellington.......       $215                 $41,250

--------
(1) The compensation paid to the independent trustees for the fiscal year ended September 30, 1999 for services to the Fund.
(2) Based on the compensation paid to the independent trustees for the fiscal year ended September 30, 1999 for services to the eleven open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or NSLAM receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Ex-ecutive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes.

The Trust requires no employees other than its officers, all of whom are com-pensated by NIAC, NSLAM or Nuveen. As of January 5, 2000, the officers and di-rectors of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of January 5, 2000, is known by the Fund to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Income Fund
 Class A Shares................ Janice L. Kohn,                         17.96%
                                PO Box 74,
                                West Hurley, NY 12491
                                Janice June, Archer Slaglee,            13.15
                                O T Louise,
                                123 Jason Lane,
                                Jonesborough, TN 37659
                                Merrill Lynch, Pierce, Fenner & Smith    8.59
                                For the benefit of its customers,
                                Attn Fund Admin/9eec7,
                                4800 Deer Lake Dr E., FL 3,
                                Jacksonville, FL 32246-6484
                                The Chase Manhattan Bank                 8.09
                                Cust, Velva M. Gibson IRA,
                                712 Sloan St.,
                                Pampa, TX 79065
                                Jodeen F. Petersen,                      6.06
                                IRA KP Cust,
                                10250 Regency Circle,
                                Omaha, NE 68114
                                Murray Bland Seward III,                 5.91
                                Robyn Len Quade Trust,
                                295 Huffmantown Rd.,
                                Richlands NC 28574-6207
                                Herzog Heine Geduld Inc.                 5.14
                                FBO 083-00777-15,
                                525 Washington Blvd.,
                                Jersey City, NJ 07310
 Class B Shares................ Carlo Migliaccio Trustee,               25.74
                                Augusta and Carlo Migliaccio,
                                311 W. 51st Street,
                                New York, NY 10019
                                Merrill Lynch, Pierce, Fenner & Smith   12.85
                                For the benefit of its customers
                                Attn: Fund Admin/9EEC8
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                A.G. Edwards Sons,                       8.09
                                Custodian for Thomas R. Burns
                                Rollover IRA Account
                                204 Naples Fl 34103

 Class C Shares..................... Merrill Lynch, Pierce, Fenner & Smith 65.37
                                     For the benefit of its customers
                                     Attn: Fund Admin/ 9EEC9,
                                     4800 Deer Lake Dr. E FL 3
                                     Jacksonville, FL 32246-6484
                                     Legg Mason Wood Walker Inc.,           8.47
                                     P.O. Box 1476,
                                     Baltimore, MD 21202
                                     Lara Shull and May Ltd.,               7.55
                                     FBO William E. Gordon,
                                     1007 Elgar Place,
                                     Bronx, NY 10475
 Class R Shares..................... John Nuveen & Co. Incorporated        98.60
                                     FBO Nuveen Income
                                     CL R-Seed Money,
                                     333 W. Wacker Drive
                                     Chicago, IL 60606

As of January 5, 2000, John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606, owned 54.16% of the outstanding shares of the Fund. Nuveen will be deemed to control the Fund so long as it owns more than 25% of the Fund's voting securities. As a result of its share ownership, Nuveen possesses a high percentage of the Fund's voting rights. Accordingly, Nuveen may have the ability to significantly influence the outcome of any item voted on by shareholders of the Fund.

                                 FUND MANAGER

Fund Manager
NIAC acts as the manager of the Fund, with responsibility for the overall man-agement of the Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for managing the Fund's business affairs, providing day-to-day administrative services to the Fund, and managing the Fund's investment portfolio. For additional infor-mation regarding the management services performed by NIAC, see "Who Manages the Fund" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal un-derwriter of the Fund's shares. Nuveen is a Delaware corporation and is spon-sor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospec-tus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the fee paid to NIAC and the distribu-tion and service fees paid to Nuveen, the Fund is responsible for its own ex-penses that are not covered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; the Trust's general administrative expenses; and extraordinary expenses. In addi-tion, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the years ended July 31, 1999 and July 31, 2000 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of shares of the Fund. For the period from inception (November 30, 1998) through the fiscal year ended September 30, 1999, the Fund paid management fees net of expense reimbursements of $0. Dur-ing this period NIAC waived fees and reimbursed expenses of $91,817 to the Fund.

                            PORTFOLIO TRANSACTIONS

NIAC is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the prin-cipal dealers in such securities, unless it appears that a better price or ex-ecution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that substantially all portfolio transactions will be ef-fected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. For the fiscal year ended September 30, 1999, the Fund did not pay any brokerage commissions. Purchases from un-derwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, furnish re-search information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NIAC. It is not possible to place a dollar value on information and statistical and other services re-ceived from dealers. Since it is only supplementary to NIAC's own research ef-forts, the receipt of research information is not expected to reduce signifi-cantly NIAC's expenses. While NIAC will be primarily responsible for the placement of the business of the Fund the policies and practices of NIAC in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NIAC reserves the right to, and does, manage other investment accounts and in-vestment companies for other clients, which may have investment objectives similar to the Fund's. Subject to applicable laws and regulations, NIAC will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever de-cisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NIAC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be cal-culated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class is calculated by taking the fair value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class' pro rata portion of the Fund's liabilities), and dividing by the to-tal number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Preferred stock and other securities primarily traded on a securities exchange or Nasdaq are valued at the last sales price on the securities ex-change or Nasdaq on which such securities are principally traded; however, se-curities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean be-tween the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily avail-able (which are expected to constitute a majority of the fixed-income securi-ties held by the Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rat-ing; indications as to value from securities dealers; and general market condi-tions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remain-ing maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a se-curity is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is signifi-cantly different from the previous day's calculated value. If the Fund holds securities that are primarily listed on foreign ex-changes, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment com-pany. In order to qualify as a regulated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross in-come from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Gov-ernment securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. The Fund may retain for investment its net cap-ital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal in-come tax purposes, as long-term capital gain, their shares of such undistrib-uted amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. The Fund intends to distribute at least annually to its shareholders all or substan-tially all of its investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If the Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in the Fund, the impact of dividends or distribu-tions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of the Fund, distributions from the Fund, other than dis-tributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal in-come tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's cur-rent and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in ad-ditional shares of the Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capi-tal gains of corporations at the rates applicable to ordinary income. The In-ternal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of cer-tain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of deter-mining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholders.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of the Fund.

The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal con-tracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax ad-visers with regard to any such constructive sale rules.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemp-tion or exchange of such shares within 90 days after their purchase to the ex-tent shares of a Fund or another fund are subsequently acquired without pay-ment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subse-quently acquired. Moreover, losses recognized by a shareholder on the redemp-tion or exchange of shares of the Fund held for six months or less are disal-lowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the share-holder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cations, or who are otherwise subject to backup withholding.

A Shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Fund which constitute dividends for Federal income tax purposes (other than dividends which the Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Fund that are designated by the Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investors of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8 which must be filed with the Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in the Fund and Fund distributions may also be subject to state and local taxation and Share-holders should consult their tax advisors in this regard.

Distributions from the Fund will not be eligible for the 70% dividends-received deduction.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to the tax treatment of distribu-tions by the Fund to United States shareholders. For complete provisions, ref-erence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or ad-ministrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Income Fund Distributions

The Fund will pay monthly dividends to shareholders at a level rate that re-flects the past and projected net income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net income earned in a particular pe-riod. This undistributed net income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period. Undistributed net income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total re-turn or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.75%.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, the yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

                                                      Yield (As of 9/30/99)
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
Nuveen Income Fund..............................  5.91%   5.45%   5.45%   6.46%

The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the ap-propriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of perfor-mance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and because it may not include the ef-fect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

                                                          Distribution Rate (As
                                                               of 9/30/99)
                                                         -----------------------
                                                         Class Class Class Class
                                                         A     B     C     R
                                                         ----- ----- ----- -----
Nuveen Income Fund...................................... 5.95% 5.49% 5.49% 6.50%

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by ad-justing each investment's total return to account for the risk level of the in-vestment.

The risk level for a class of shares of the Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 4.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, oper-ating expenses and investment management. Any additional fees charged by a se-curities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) mutual funds or mutual fund indexes as reported by Lipper Ana-lytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesen-berger Investment Companies Service ("Wiesenberger") and CDA Investment Tech-nologies, Inc. ("CDA") or similar independent services which monitor the per-formance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 In-dex, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, av-erage, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be consid-ered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

 Nuveen Income Fund

The Fund commenced operations on November 30, 1998. The table below represents the investment return for the specified period on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the applicable Contingent Deferred Sales Charge ("CDSC").

                                                                    Cumulative
                                                                    Total Return
                                                                    ------------
                                                                      11/30/98
                                                                    (inception)-
                                                                      9/30/99
                                                                    ------------
      Class ANAV...................................................     (.04)%
      Class APOP...................................................    (4.80)%
      Class B......................................................    (5.43)%
      Class C......................................................    (1.58)%
      Class R......................................................      .21%

--------
Total returns reflect past performance and are not predictive of future re-sults.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and prefer-ences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administra-tion expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the dif-ferences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state se-curities registration fees incurred by a specific class of shares, (iv) the ex-pense of administrative personnel and services required to support the share-holders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses in-curred as a result of issues relating to a specific class of shares, (vii) ac-counting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example as-sumes a purchase on September 30, 1999 of Class A shares from the Fund aggre-gating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                                                         Income
                                                                         Fund
                                                                         ------
      Net Asset Value per share......................................... $19.00
      Per Share Sales Charge--4.75% of public offering price (5.00% of
       net asset value per share).......................................    .95
                                                                         ------
      Per Share Offering Price to the Public............................ $19.95
                                                                         ------
      Shares Outstanding (as of September 30, 1999)..................... 72,115
                                                                         ------

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distri-bution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in the Fund's Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent, Chase Global Funds Services Company ("Chase Global"), of any cumulative dis-count whenever you plan to purchase Class A Shares that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Appli-cation Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or oth-erwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an ap-propriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No par-ticipant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen Investor Services toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge with respect to the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of Fund shares. Authorized Deal-ers are eligible to receive a sales commission on such purchases equal to .75% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan described above or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commis-sion, a contingent deferred sales charge of .75% will be assessed on redemp-tions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered un-der these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at 800-257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the contin-uing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial adviser an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of .75% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares re-deemed within six years of purchase, a CDSC is imposed, beginning at 5% for re-demptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing af-ter the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and be-gins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemp-tion of those money market fund shares, and the period during which the share-holder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applica-ble SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; and (viii) redemptions of Class B or Class C Shares if the pro-ceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (ii) for re-demptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All share classes may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehi-cle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemp-tion, and reinvestment will be made at the net asset value next calculated af-ter reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund volun-tarily has committed to pay in cash all requests for redemption by any share-holder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in debt secu-rities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an au-thorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veter-ans Day.

In addition, you may exchange Class R Shares of the Fund for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Chase Global, the Fund's shareholder servicing agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. The Fund re-serves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for instance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commis-sions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for the Fund for the fiscal year ended September 30, 1999. All figures are to the nearest thousand.

                                                                 Amount of
                                       Amount of    Amount       Compensation
                                       Underwriting Retained by  on Redemptions
                                       Commissions  Nuveen       and Repurchases
                                       ------------ ------------ ---------------
                                       11/30/98     11/30/98     11/30/98
                                       (inception)- (inception)- (inception)-
                                       9/30/99      9/30/99      9/30/99
                                       ------------ ------------ ---------------
Nuveen Income Fund....................     $16            2              1

                         DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

During the fiscal year ended September 30, 1999, the Fund paid 12b-1 fees pur-suant to its 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to sharehold-ers relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor.

                                                                        For the
                                                                        fiscal
                                                                         year
                                                                         ended
                                                                       September
                                                                       30, 1999
                                                                       ---------
Class A...............................................................  $ 1,269
Class B...............................................................   15,050
Class C...............................................................    4,075
                                                                        -------
  Total...............................................................  $20,394
                                                                        =======

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements included with this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and have been included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund ac-counting and portfolio accounting services.

The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

                             FINANCIAL INFORMATION

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The An-nual Report accompanies this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end diversified manage-ment investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on August 20, 1998. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding, which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares repre-sents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribu-tion and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automati-cally convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the prefer-ences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust be-lieves the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 Long Term Debt

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA
     An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
     An obligation rated "AA' differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
     An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC   An obligation rated "CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
     Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                               Long Term Ratings

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations rely-ing upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay se-nior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank De-posits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorpo-rate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In ad-dition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance com-pany obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indi-cates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ca-pacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capac-ity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection. From time to time, D&P Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions pres-ent leading us to re-evaluate the current rating(s).

A listing on Rating Watch, however, does not mean a rating change is inevita-ble. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designa-tion means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

Ratings of "BBB-' and higher fall within the definition of investment grade se-curities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims pay-ing ability ratings of insurance companies use the same scale with minor modi-fication in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating ScaleDefinition
--------------------------------------------------------------------------------

AAA
            Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+
AA
AA-
            High credit quality. Protection factors are strong. Risk is mod-est, but may vary slightly from time to time because of economic conditions.


--------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-


-------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.


-------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            Short-Term Debt Ratings

D&P's short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certifi-cates of deposit, unsecured bank loans, master notes, bankers acceptances, ir-revocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of D&P Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, D&P Credit Rating has incorporated gradations of "1+' (one plus) and "1-' (one minus) to assist investors in recognizing those dif-ferences.

These ratings are recognized by the SEC for broker-dealer requirements, specif-ically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regu-lators also recognize the ratings of D&P Credit Rating for insurance company investment portfolios.

Rating Definition

            High Grade
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            Good Grade
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            Satisfactory Grade
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            Non-investment Grade
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            Default
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                            Long Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a securi-ties issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA' "BBB' categories; short-term "F1' "F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB' "D'; short-term "B' "D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applica-ble program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnera-ble to foreseeable events.

A
     High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is con-sidered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
     Good credit quality. "BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of fi-nancial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commit-ments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic envi-ronment.

CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic developments. A "CC' rating indicates that de-fault of some kind appears probable. "C' ratings signal imminent de-fault.

DDD, DD, D
     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorgani-zation or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50%-90%, and "D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of perfor-mance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganizaton or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D' have a poor prospect for repaying all obligations.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                           Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obliga-tions, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any excep-tionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                                                     EAI-IF 1-00

                                                September 30, 1999 Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds




                               Nuveen Income Fund



                                       For investors

                                       seeking

                                       attractive
[PHOTO APPEARS HERE]
                                       current income

                                       and capital

                                       preservation.







     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective

 6  Nuveen Income Fund Spotlight

 7  Portfolio of Investments

 9  Statement of Net Assets

10  Statement of Operations

11  Statement of Changes in Net Assets

12  Notes to Financial Statements

15  Financial Highlights

16  Report of Independent Public Accountants

17  Fund Information

DEAR

Shareholder



At this writing, we're just a month away from the much-talked-about millennium. Besides trying to decide where it is we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact that you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

   All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

   We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

   The Securities and Exchange Commission (SEC), which oversees the securities industry, has taken significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC required all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to operate their systems at and after the turn of the century.

   In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

   While we cannot anticipate all possibilities, our systems are in place and ready to handle Y2K. We look forward to helping you achieve your financial goals in the new millennium.


The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from the Nuveen Income Fund portfolio management team, describing how that team of investment and research professionals directed the portfolio during its inaugural period, through September 30, 1999.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

     "All efforts to safeguard critical systems are right on schedule at Nuveen."

                                                           ANNUAL REPORT  page 1

     "Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."


   Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

   Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to preempt this inflation threat, the Federal Reserve has moved to raise the federal funds rate -- to 5.50%. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 16, 1999

ANNUAL REPORT  page 2

NUVEEN INCOME FUND

From the Portfolio Manager's Perspective


The Nuveen Income Fund began operations in November 1998 amid mixed economic signals, especially concerning the direction of interest rates. James Lumberg, director of income funds at Nuveen, recently spoke with Portfolio Manager Rick Huber about the fund's performance during its first fiscal year ended September 30, 1999. Jim and Rick also discussed the investment process used in managing the fund, explained the economic environment in which the fund performed and gave an outlook for the fund's next fiscal year. We'll share those discussions with you in this report.

JIM   During the first 10 months in the life of the Nuveen Income Fund, the bond market experienced uncertainty amid mixed signals about the direction of interest rates. Please tell us a little about the economic environment of the period. How did the fund respond to such a challenging market?

RICK   After the Federal Reserve (the Fed) raised interest rates in the first part of the year, economic indicators were sending mixed signals that hindered even the most educated guesses as to where interest rates would go next. That brought volatility to the bond markets and caused the "spread" -- or the difference between the yield on corporate bonds and the yield on Treasury bonds -- to widen significantly. Interest rates are important to bond investors; when they go down, the value of bonds rise, because rates move in the opposite direction of bond prices. Conversely, when rates go up, bond values tend to fall -- generally not welcome news for those who own bonds. However, a rise in rates does tend to present attractive buying opportunities.

    The Nuveen Income Fund held its own quite well in a difficult environment. Although the fund's total returns were negatively impacted by the increase in bond yields, its strong overweighting in corporate bonds -- which performed well in the first part of the period -- helped moderate losses and led to outperformance of the benchmark and the Lipper average. Later in the period, however, when the yield spread between corporate bonds and Treasury bonds widened, which tends to lead to underperformance among corporate bonds, we trimmed back the fund's corporate positions.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Income Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended September 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

    Since its November 1998 inception, the fund has posted a loss of 0.04%. Over that period, the Lehman Brothers Aggregate Bond Index/1/ reported a loss of 0.40%, and the Lipper Intermediate Investment Grade Debt Funds Index/2/ had a loss of 0.36%.


                     Portfolio Allocation

                     Corporate Bonds                  42%
                     U.S. Treasury Bonds/Notes        25%
                     Mortgage-Backed Securities       20%
                     Commercial Paper                 13%


                                  "With market
                        uncertainty and imbalance comes
                                 opportunity."


JIM   What is your investment process for Nuveen Income Fund?

RICK   Nuveen follows a team approach to foster open communication and the sharing of ideas. The process is essentially a combination top-down / bottom-up approach.

    The fixed-income team first meets in order to assess overall economic conditions, globally and in the U.S., and to try to determine where interest rates are headed. That's the "top-down" analysis.

    We then seek to identify those sectors of the market that present opportunity using relative value models. Results of these models, along with a thorough qualitative assessment of the fixed income markets, help direct our bottom-up research efforts. Intense bottom-up analysis enables us to identify what we believe to be exceptional value on a security-by-security basis.

    Discussions concerning changes to our broader economic and market assessment are conducted on a weekly basis, and the value of individual securities are discussed regularly, as analysts and portfolio managers share their research and experiences. In some cases, individual bond stories are so strong they can override our view on the overall market and economy. It is in instances such as these that the true value of a combined top-down / bottom-up strategy makes itself felt.

JIM   Tell us about the types of strategies a portfolio manager can employ in a volatile bond market. Is it better to wait it out or to take active steps to participate wherever possible?

RICK   Very often, with market uncertainty and imbalance comes opportunity.
Again, when yields are up, prices are down, and thorough research can turn up some attractive buys. Couple that with a marked increase in the number of new corporate bond issues, which were up 35% in the third quarter over the same period last year, and significant buying opportunities await those who put forth the effort to find them.

    Even in a tough market, we are constantly looking for bonds with high quality and what we see as good value -- times like these give us the chance to make savvy purchases and to prepare the fund for the future.

    We made active, diligent efforts to divine good stories during the year. Our research efforts uncovered promising opportunities that eventually performed better than the overall market.

    One example is Seagram. In the second quarter of 1999 there was uncertainty surrounding Seagram's acquisition of Polygram, so those bonds were offering very attractive yields. We determined through our research that Seagram had sound fundamentals and a positive outlook, so we added it to the portfolio. Soon after, questions as to their corporate strategy were resolved favorably, and the bonds rallied.



1 The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

2 The Lipper Peer Group returns reflect the performance of the Lipper Intermediate Investment Grade Debt Funds Index, which represents the average returns of the 30 largest funds in the Lipper category. The returns assume investment dividends, but do not include any initial or ongoing expenses.



ANNUAL REPORT  page 4

JIM   Which sectors performed well for the fund over the last year?

RICK   In the corporate sector, real estate investment trusts, or REITs, and
Yankee Corporate bonds, which is debt of foreign corporations denominated in dollars, were particularly strong for the fund and remain attractive going into the next fiscal year. Both of these instruments offer substantial income and total return potential.

  At the beginning of the fund's operations, Nuveen Research identified the energy, finance and telecommunications sectors as ripe for outperformance, so we increased the fund's positions in such companies. As expected, these sectors proved themselves and performed well in the second quarter. Determining that they had become expensive, we trimmed our positions in the third quarter and were able to add positions in mortgage-backed securities.

  The mortgage sector also did well as we increased our exposure to both traditional agency pass-through securities and high-rated commercial mortgage-backed securities. Commercial mortgage-backed instruments have offered especially strong value relative to other mortgage sectors, with equivalent quality and a better structure. Despite their high quality, some managers are reluctant to purchase this fairly new class, but as it gains widespread acceptance we fully expect that values will appreciate.

  We saw significant value in government agency bonds in the second half of the period, and have therefore increased our allocation to this sector. As interest rate spreads widened, agency bonds became very inexpensive in our opinion.

JIM   You've mentioned the Fed interest rate increases that took place earlier this year, and there are still mixed signals about where rates are headed going into the next year. How is the fund positioned to handle more uncertainty?

RICK   Uncertainty as to what and when the Fed's next move would be has created the recent market volatility, but we believe that slower growth and reasonable inflation levels, coupled with Fed concerns about the effects of Y2K, will likely hold off any rate hikes before 2000.

  We have positioned the fund to capitalize on what we feel will be an improving and attractive market in the months ahead. The fund has a neutral stance on interest rates, and its short-term, liquid assets are ready for deployment to the new opportunities that we fully expect to surface. As always, we will keep a watchful eye on the economy and any possibility for an interest rate move and will prepare the fund accordingly.

  The bond market looks more attractive to us going into the new fiscal year. U.S. Treasury rates are high and spreads are still relatively wide, so we still think there are buying opportunities. Going forward, we expect the yield spread between corporates and Treasuries to stay on course or tighten, so we plan to increase our exposure to the corporate and mortgage sectors.

Diversification*

  Electric                       2.2%
  Natural Gas                    2.5%
  Consumer Cyclical              2.6%
  Health Care                    3.2%
  Basic Materials                3.3%
  Consumer Non-Cyclical          3.3%
  Financials                     3.3%
  Insurance                      3.3%
  Retail/General                 4.7%
  Real Estate Investment Trust   5.1%
  Transportation                 8.6%
  Energy                         9.4%
  Commercial Mortgage-Bank       9.6%
  Mortgage-Backed                9.8%
  U.S. Guaranteed               29.1%


* As a percentage of total bond holdings.

                                                           ANNUAL REPORT  page 5

NUVEEN INCOME FUND

Fund Spotlight as of September 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.


Quick Facts

                                      A Shares    B Shares    C Shares    R Shares
Inception Date                           11/98       11/98       11/98       11/98
----------------------------------------------------------------------------------
Net Asset Value (NAV)                   $19.00      $19.00      $19.01      $19.01
----------------------------------------------------------------------------------
Latest Monthly Dividend (9/30/99)      $0.0990     $0.0870     $0.0870      $0.103
----------------------------------------------------------------------------------
Latest Capital Gain                          0           0           0           0
----------------------------------------------------------------------------------
CUSIP                                67066D101   67066D200   67066D309   67066D408
----------------------------------------------------------------------------------

Cumulative Total Returns/+/

                           A Shares                B Shares             C Shares        R Shares
                         NAV       Offer      W/CDSC     W/O CDSC   W/CDSC   W/O CDSC      NAV
Since Inception        -0.04%      -4.80%      -5.43%      -0.68    -1.58%     -0.62      0.21%
-----------------------------------------------------------------------------------------------

/+/ Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year.

Top Five Corporate Bond Holdings*

Wal-Mart Stores                            4.7%
-----------------------------------------------
British Sky Broadcasting Group p/c         3.3%
-----------------------------------------------
FMC Corporation                            3.3%
-----------------------------------------------
Royal & Sun Alliance Insurance Group p/c   3.3%
-----------------------------------------------
NorAm Energy Corporation                   3.2%
-----------------------------------------------
* As a percentage of total bond holdings.


Bond Credit Quality**

[PIE CHART APPEARS HERE]

AAA........  48.7%

AA.........   7.8%

A..........   6.4%

BBB........  28.6%

Other......   8.5%

** As a percentage of total bond holdings.


Portfolio Statistics

Fund Net Assets    $16.2 million
--------------------------------
Number of
Bond Issues                   28
--------------------------------
Average Duration
(Bonds)                     4.81
--------------------------------
Average Effective
Maturity (Bonds)      9.07 years
--------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

Portfolio of Investments
Nuveen Income Fund
September 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               CORPORATE OBLIGATIONS - 66.1%

               Corporate Bonds - 44.9%

$   600,000    AES China Generation Limited, Unsecured Notes, 10.125%, 12/15/06        12/01 at 105 1/16         BB-    $   339,000

    500,000    British Sky Broadcasting Group Public Limited Corporation, Notes,
                 8.200%, 7/15/09                                                            No Opt. Call        Baa2        496,166

    500,000    CMS Energy Corporation, Senior Note Unsecured, 7.500%, 1/15/09               No Opt. Call          BB        460,475

    400,000    Cendant Corporation, Notes, 7.500%, 12/01/00                                 No Opt. Call        Baa1        401,748

    500,000    Columbia/HCA Healthcare Corporation, Medium Term Notes, 6.630%,              No Opt. Call         BB+        478,574
                 7/15/45 (Mandatory put 7/15/02)

    400,000    EOP Operating Limited
                  Partnership, 6.800%,
                  1/15/09                                                                   No Opt. Call        Baa1        370,865

    400,000    Enron Corporation, 6.725%, 11/15/37 (Mandatory put 11/17/08)                 No Opt. Call        BBB+        382,315

    500,000    FMC Corporation, Medium Term Notes, 7.125%, 11/25/02                         No Opt. Call         BBB        495,835

    475,000    Interpool Capital Trust, 9.875%, 2/15/27                                     No Opt. Call        BBB-        416,081

    500,000    Laidlaw Inc., Debenture, 7.650%, 5/15/06                                     No Opt. Call         BBB        476,521

    500,000    NorAm Energy Corporation, Term Enhanced Remarketable Securities,             No Opt. Call        Baa1        482,343
                 6.375%, 11/01/13 (Mandatory put 11/01/03)

    500,000    PDVSA Finance Limited, Note, 9.375%, 11/15/07                                No Opt. Call          A3        478,031

    500,000    Royal & Sun Alliance Insurance Group Public Limited Company,                 No Opt. Call          A1        493,085
                 Subordinate Guaranteed Bonds, 8.950%, 10/15/29 (WI)

    400,000    United Dominion Realty Trust, Medium Term Notes, 7.600%, 1/25/02             No Opt. Call         BBB        396,476

    650,000    Wal-Mart Stores, Collateralized Pass Through Certificates,                   No Opt. Call          AA        708,087
                 8.620%, 1/01/10

    500,000    Windsor Petroleum Transportation Corporation, Unsecured Note, 7.840%,        No Opt. Call        Baa3        410,000
                 1/15/21
------------------------------------------------------------------------------------------------------------------------------------
               Mortgage-Backed Securities - 21.2%

    500,000    Commercial Mortgage Trust, Series 99C1-A3, 6.640%, 9/17/10                   No Opt. Call         AAA        478,020

    500,000    Federal Home Loan Mortgage Corporation Bonds, 6.625%, 9/15/09                No Opt. Call         Aaa        498,284

    500,000    Federal National Mortgage Association, Benchmark Notes, 6.500%, 8/15/04      No Opt. Call         Aaa        502,717

    508,889    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through      No Opt. Call         AAA        498,678
                 Certificates, Series 1998-CF1, Class A, 6.330%, 10/15/07

    500,000    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through      No Opt. Call          AA        470,000
                  Certificates, Series 1999-RM1, Class B, 6.810%, 11/15/08

               Federal Home Loan Mortgage Corporation Mortgage Pool (Freddie Mac Gold):
    500,000      6.500%, 11/01/14 (WI)                                                      No Opt. Call         Aaa        491,094
    500,000      7.500%, 10/01/29 (WI)                                                      No Opt. Call         Aaa        501,748
------------------------------------------------------------------------------------------------------------------------------------
               Total Corporate Obligations - (cost $11,055,985)                                                          10,726,143
               ---------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS - 27.1%

               U.S. Treasury Bonds/Notes:

  1,000,000      12.375%, 5/15/04                                                           No Opt. Call         Aaa      1,254,063

    500,000      11.625%, 11/15/04                                                          No Opt. Call         AAA        621,719

    750,000      6.625%, 5/15/07                                                            No Opt. Call         AAA        773,905

    500,000      9.250%, 2/15/16                                                            No Opt. Call         Aaa        639,687

  1,000,000      7.500%, 11/15/16                                                           No Opt. Call         AAA      1,107,500
------------------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government Obligations - (cost $4,557,420)                                                      4,396,874
               ---------------------------------------------------------------------------------------------------------------------

Portfolio of Investments
Nuveen Income Fund (continued)
September 30,1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 13.9%

$   750,000    Ford Motor Credit Corporation, 5.240%, 10/01/99                              No Opt. Call         A-1    $   750,000

    750,000    Merrill Lynch & Co., Inc., 5.260%, 10/01/99                                  No Opt. Call         A-1        750,000

    750,000    MetLife Funding, Inc., 5.290%, 10/01/99                                      No Opt. Call         A-1        750,000
------------------------------------------------------------------------------------------------------------------------------------
$ 2,250,000    Total Commercial Paper - (cost $2,250,000)                                                                 2,250,000
===========-------------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $17,863,405) - 107.1%                                                           17,373,017
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets less Liabilities - (7.1)%                                                                    (1,148,109)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $16,224,908
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.
8

Statement of Net Assets
Nuveen Income Fund
September 30, 1999


------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $17,863,405) (note 1)                                           $17,373,017
Cash                                                                                                             418,487
Receivables:
 Fund manager (note 5)                                                                                             1,654
 Interest                                                                                                        291,171
 Shares sold                                                                                                     103,107
Other assets                                                                                                      71,905
------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                18,259,341
------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                              1,958,082
Accrued expenses:
 12b-1 distribution and service fees (notes 1 and 5)                                                               4,412
 Other                                                                                                            64,642
Dividends payable                                                                                                  7,297
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                            2,034,433
------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                          $16,224,908
========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $ 1,370,326
Shares outstanding                                                                                                72,115
Net asset value and redemption price per share                                                               $     19.00
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)    $     19.95
========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $ 4,108,388
Shares outstanding                                                                                               216,180
Net asset value, offering and redemption price per share                                                     $     19.00
========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 1,118,729
Shares outstanding                                                                                                58,849
Net asset value, offering and redemption price per share                                                     $     19.01
========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 9,627,465
Shares outstanding                                                                                               506,528
Net asset value, offering and redemption price per share                                                     $     19.01
========================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Income Fund
For the Period November 30, 1998 (commencement of operations) through September 30, 1999


-----------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                  $ 781,543
-----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                       63,718
12b-1 service fees - Class A (notes 1 and 5)                                                    1,269
12b-1 distribution and service fees - Class B (notes 1 and 5)                                  15,050
12b-1 distribution and service fees - Class C (notes 1 and 5)                                   4,075
Shareholders' servicing agent fees and expenses                                                   188
Custodian's fees and expenses                                                                  37,710
Trustees' fees and expenses (note 5)                                                            1,834
Professional fees                                                                               8,133
Shareholders' reports - printing and mailing expenses                                          57,959
Federal and state registration fees                                                             9,757
Other expenses                                                                                  1,149
-----------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                          200,842
 Custodian fee credit (note 1)                                                                 (3,673)
 Expense reimbursement (note 5)                                                               (91,817)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  105,352
-----------------------------------------------------------------------------------------------------
Net investment income                                                                         676,191
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                        (161,888)
Net change in unrealized appreciation or depreciation of investments                         (490,388)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                             (652,276)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  $  23,915
=====================================================================================================



                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Income Fund
For the Period November 30, 1998 (commencement of operations) through September 30, 1999

----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   676,191
Net realized gain (loss) from investment transactions (notes 1 and 4)                      (161,888)
Net change in unrealized appreciation or depreciation of investments                       (490,388)
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                   23,915
----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                   (30,646)
  Class B                                                                                   (77,598)
  Class C                                                                                   (20,426)
  Class R                                                                                  (520,172)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                  (648,842)
----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                         16,814,394
Net proceeds from shares issued to shareholders due to reinvestment of distributions         85,962
----------------------------------------------------------------------------------------------------
                                                                                         16,900,356
Cost of shares redeemed                                                                    (150,521)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                  16,749,835
----------------------------------------------------------------------------------------------------
Net increase in net assets                                                               16,124,908
Net assets at the beginning of period                                                       100,000
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $16,224,908
====================================================================================================
Balance of undistributed net investment income at the end of period                     $    27,349
====================================================================================================

                                 See accompanying notes to financial statements.
11

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end diversified management series investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices used to value fixed-income securities are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1999, the Fund had outstanding when-issued purchase commitments of $1,486,893.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 30, 1998 (commencement of operations) through September 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares for the period November 30, 1998 (commencement of operations) through September 30, 1999, were as follows:

                                                                        Shares      Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                73,650   $ 1,428,296
 Class B                                                               215,822     4,170,484
 Class C                                                                59,764     1,158,295
 Class R                                                               502,892    10,057,319
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   323         6,205
 Class B                                                                 1,175        22,646
 Class C                                                                   200         3,841
 Class R                                                                 2,675        53,270
--------------------------------------------------------------------------------------------
                                                                       856,501    16,900,356
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (3,108)      (60,180)
 Class B                                                                (2,067)      (39,437)
 Class C                                                                (2,365)      (45,366)
 Class R                                                                  (289)       (5,538)
--------------------------------------------------------------------------------------------
                                                                        (7,829)     (150,521)
--------------------------------------------------------------------------------------------
Net increase                                                           848,672   $16,749,835
============================================================================================

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid November 1, 1999, to shareholders of record on October 8, 1999, as follows:

---------------------------------------------------------------------
Dividend per share:
 Class A                                                     $.0990
 Class B                                                      .0870
 Class C                                                      .0870
 Class R                                                      .1030
---------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of corporate obligations, U.S. government obligations and short-term investments for the period November 30, 1998 (commencement of operations) through September 30, 1999, were as follows:

----------------------------------------------------------------------------
Purchases:
 Corporate obligations                                           $16,672,458
 U.S. government obligations                                       7,738,272
 Short-term investments                                           80,442,144

Sales:
 Corporate obligations                                             5,591,646
 U.S. government obligations                                       3,040,464
 Short-term investments                                           78,250,000
============================================================================

At September 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes. Net unrealized depreciation for federal income tax purposes aggregated $490,388 of which $37,862 related to appreciated securities and $528,250 related to depreciated securities.

At September 30, 1999, the Fund had an unused capital loss carryforward of $161,888 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2007.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                       Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                        .6000 of 1%
For the next $125 million                                         .5875 of 1
For the next $250 million                                         .5750 of 1
For the next $500 million                                         .5625 of 1
For the next $1 billion                                           .5500 of 1
For net assets over $2 billion                                    .5250 of 1
=============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period November 30, 1998 (commencement of operations) through September 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $16,100 of which approximately $14,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period November 30, 1998 (commencement of operations) through September 30, 1999, the Distributor compensated authorized dealers directly with approximately $151,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the period November 30, 1998 (commencement of operations) through September 30, 1999, the Distributor retained $18,800 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $800 of CDSC on share redemptions during the period November 30, 1998 (commencement of operations) through September 30, 1999.

6. Composition of Net Assets

At September 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------------------
Capital paid-in                                                             $16,849,835
Balance of undistributed net investment income                                   27,349
Accumulated net realized gain (loss) from investment transactions              (161,888)
Net unrealized appreciation (depreciation) of investments                      (490,388)
---------------------------------------------------------------------------------------
Net assets                                                                  $16,224,908
=======================================================================================

              Financial Highlights

              Selected data for a share outstanding throughout the period:

  Class (Inception Date)
                                             Investment Operations             Less Distributions
                                         ------------------------------    --------------------------

                                                             Net
                                                       Realized/
                                                      Unrealized
                          Beginning           Net        Invest-              Net                       Ending
                                Net       Invest-           ment           Invest-                         Net     Total
Year Ended                    Asset          ment           Gain              ment   Capital              Asset   Return
September 30,                 Value        Income         (Loss)   Total    Income     Gains     Total    Value      (c)
------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
  1999 (d)                   $20.00         $1.02        $(1.03)  $(.01)   $ (.99)      $ --   $ (.99)   $19.00    (.04)%
Class B (11/98)
  1999 (d)                    20.00           .90         (1.03)   (.13)     (.87)        --     (.87)    19.00    (.68)
Class C (11/98)
  1999 (d)                    20.00           .90         (1.02)   (.12)     (.87)        --     (.87)    19.01    (.62)
Class R (11/98)
  1999 (d)                    20.00          1.06         (1.02)    .04     (1.03)        --    (1.03)    19.01     .21
------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                          -----------------------------------------------------------------------------------------
                                       Before Credit/                After             After Credit/
                                       Reimbursement           Reimbursement (a)     Reimbursement (b)
                                       --------------          -----------------     -----------------
                                                    Ratio                    Ratio               Ratio
                                                   of Net                   of Net              of Net
                                                  Invest-                  Invest-             Invest-
                                    Ratio of         ment     Ratio of        ment   Ratio of     ment
                                   Expenses        Income     Expenses      Income   Expenses   Income
                          Ending         to            to           to          to         to       to
                             Net    Average       Average      Average     Average    Average  Average  Portfolio
Year Ended                Assets        Net           Net          Net         Net        Net      Net   Turnover
September 30,              (000)     Assets        Assets       Assets       Assets     Assets   Assets      Rate
-----------------------------------------------------------------------------------------------------------------
Class A (11/98)
  1999 (d)                $1,370       1.89%*        5.59%*       1.09%*       6.39%*     1.05%*   6.42%*      76%
Class B (11/98)
  1999 (d)                 4,108       2.63*         4.84*        1.83*        5.64*      1.80*    5.67*       76
Class C (11/98)
  1999 (d)                 1,119       2.63*         4.85*        1.83*        5.65*      1.80*    5.69*       76
Class R (11/98)
  1999 (d)                 9,627       1.72*         5.60*         .83*        6.49*       .80*    6.53*       76
-----------------------------------------------------------------------------------------------------------------

*    Annualized.

(a)  After expense reimbursement from the investment adviser (note 4).

(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 5).

(c) Total returns are calculated on net asset value without any sales charge and are not annualized.

(d) For the period November 30, 1998 (commencement of operations) through September 30, 1999.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Income Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Income Fund (one of the portfolios constituting the Nuveen Investment Trust III (a Massachusetts business trust)), as of September 30, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Income Fund as of September 30, 1999, the results of its operations, the change in its net assets and its financial highlights for the period indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
November 15, 1999

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL

Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-IF-9-99